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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                           -----------------------


                                    FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                            -----------------------



     Date of Report (Date of earliest event reported): November 21, 2000



                           MANUGISTICS GROUP, INC.
              (Exact name of issuer as specified in its charter)


Delaware                                             0-22154                    52-1469385
(STATE OR OTHER JURISDICTION OF                      (COMMISSION                (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                       FILE NUMBER)               IDENTIFICATION NUMBER)
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                          2115 East Jefferson Street
                          Rockville, Maryland 20852
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


                                (301) 984-5000
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS.

         On November 21, 2000, Manugistics Group, Inc. (the "Company") issued a press release announcing that the Company's founder and Chairman of the Board of Directors, William M. Gibson, plans to retire at the end of the Company's fiscal year, February 28, 2001. The Board has named the Company's
Chief Executive Officer and President, Gregory J. Owens, as chairman designate, to succeed Mr. Gibson upon his retirement.

         A copy of the press release appears as Exhibit 99 to this Report and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      The following is filed as an Exhibit to this Report:

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
Exhibit Number          Description
--------------          -----------
        99              Press Release dated November 21, 2000.
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                                  SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 27th day of November, 2000.


                                     MANUGISTICS GROUP, INC.


                                     By: /s/ Raghavan Rajaji
                                        ---------------------------------------
                                         Raghavan Rajaji
                                         Executive Vice President and
                                         Chief Financial Officer


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                                EXHIBIT INDEX


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
     Exhibit Number     Description
     -------------      -----------
             99         Press Release dated November 21, 2000.
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